EXHIBIT 23.3

                               CONSENT OF COUNSEL

      We hereby consent to the use in Form S-1 Registration Statement of our name and our opinion letter dated August 29, 2005.

August 29, 2005

                                                    Stephen A. Zrenda, Jr., P.C.
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